Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Principal Executive Officer of Cambria ETF Trust, with respect to the registrant’s Form N-CSRS for the semi-annual period ended October 31, 2017, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: January 2, 2018

/s/ Eric Richardson
Eric Richardson
President & Principal Executive Officer

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Financial Officer of Cambria ETF Trust, with respect to the registrant’s Form N-CSRS for the semi-annual period ended October 31, 2017, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: January 2, 2018

/s/ Eric Kleinschmidt
Eric Kleinschmidt
Principal Financial Officer